UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2008

GOLDEN GRAIN ENERGY, LLC

(Exact Name of Registrant as Specified in Charter)

Iowa	000-51177	02-0575361
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1822 43rd St. SW Mason City, IA		50401
(Address of principal executive offices)		(Zip Code)

(641) 423-8525

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Due to current conditions in the ethanol market, as of December 29, 2008, we have decided to reduce production at the ethanol plant to perform maintenance and improvements to plant performance.  We will use this opportunity to perform maintenance and cleaning activities on portions of the ethanol plant that are not operating during the period of reduced production.  This will allow us to minimize or eliminate the normal plant shutdown we schedule each spring. We will continually monitor conditions in the ethanol market and we anticipate that the amount by which we reduce production, if at all, will vary as market conditions fluctuate.  However, we expect to increase our production capacity quickly should conditions in the ethanol market permit.

FORWARD-LOOKING STATEMENTS

The information contained herein includes forward-looking statements.  These statements relate to future events or to our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements.  In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “future,” “intend,” “could,” “hope,” “predict,” “target,” “potential,” or “continue” or the negative of these terms or other similar expressions.  You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could, and likely will, materially affect actual results, levels of activity, performance or achievements.  Any forward-looking statement reflects our current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity.  We assume no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.   The safe harbor for forward-looking statements contained in the Securities Litigation Reform Act of 1995 protects companies from liability for their forward looking statements if they comply with the requirements of the Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDEN GRAIN ENERGY, LLC

December 31, 2008	/s/ Walter Wendland
Date	Walter Wendland, Chief Executive Officer/President